Exhibit 32.2

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ian Rhodes, certify that

3.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Q/C Technologies, Inc.; and

4.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2026	By:	/s/ Ian Rhodes
Ian Rhodes, Interim Chief Financial Officer
(Principal Financial and Accounting Officer)